SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND, SPARTAN(registered trademark) U.S. GOVERNMENT MONEY MARKETFUND, AND SPARTAN(registered trademark) MONEY MARKET FUND JUNE 19, 1996 PROSPECTUS The following information replaces similar information found in "How to Buy Shares" on page 18.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $20,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh  accounts  $10,000
TO ADD TO AN ACCOUNT  $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $1,000
Through automatic investment plans $500
MINIMUM BALANCE $10,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $5,000
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "Transaction Details" on page 26.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.